                            MASTER LEASE AGREEMENT

CONDISCO, INC.- LESSOR

MASTER LEASE AGREEMENT dated August 30, 1993 by and between CONDISCO, INC. ("Lessor") and CUBIST PHARMACEUTICALS, INC. ("Lessee").

IN CONSIDERATION of the mutual agreements described below, the parties agree as follows (all capitalized terms are defined in Section 14.19):

1.  Property Leased.

     Lessor leases to Lessee all of the Equipment described on each Schedule. In the event of a conflict, the terms of a Schedule prevail over this Master Lease.

2.  Term.

     On the Commencement Date, Lessee will be deemed to accept the Equipment, will be bound to its rental obligations for each item of Equipment and the term of a Schedule will begin and continue through the Initial Term and thereafter until terminated by either party upon prior written notice received during the Notice Period. No termination may be effective prior to the expiration of the Initial Term.

3.  Rent and Payment.

     Rent is due and payable in advance, in immediately available funds, on the first day of each Rent Interval to the payee and at the location specified in Lessor's invoice. Interim Rent is due and payable when invoiced. If any payment is not made when due, Lessee will pay interest at the Overdue Rate. Upon Lessee's execution of each schedule, Lessee will pay Lessor the Advance specified on the Schedule. The Advance will be credited towards the final Rent payment if Lessee is not then in default. No interest will be paid on the Advance.

4.  Selection; Warranty and Disclaimer of Warranties.

     4.1 Selection. Lessee acknowledges that it has selected the Equipment and disclaims any reliance upon statements made by the Lessor.

     4.2 Warranty and Disclaimer of Warranties. Lessor warrants to Lessee that, so long as Lessee is not in default, Lessor will not disturb Lessee's quiet and peaceful possession, and unrestricted use of the Equipment. To the extent permitted by the manufacturer, Lessor assigns to Lessee during the term of the Schedule any manufacturer's warranties for the Equipment. LESSOR MAKES NO OTHER WARRANTY, EXPRESS OR IMPLIED AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, THE MERCHANTABILITY OF THE EQUIPMENT OR ITS FITNESS FOR A PARTICULAR PURPOSE. Lessor is not responsible for any liability, claim, loss, damage or expense of any kind (including strict liability in tort) caused by the Equipment except for any loss or damage caused by the negligent acts of Lessor. In no event is Lessor responsible for special, incidental or consequential damages.

5.  Title; Relocation or Sublease; and Assignment.

     5.1 Title. Lessee holds the Equipment subject and subordinate to the rights of the Owner, Lessor, any Assignee and any Secured Party. Lessee authorizes Lessor, as Lessee's agent, to prepare, execute and file in Lessee's name precautionary Uniform Commercial Code financing statements showing the interest of the Owner, Lessor, and any Assignee or Secured Party in the Equipment and to insert serial numbers in Schedules as appropriate. Lessee will, at its expense, keep the Equipment free and clear from any liens or encumbrances of any kind (except any caused by Lessor) and will indemnify and hold Lessor, Owner, and Assignee and Secured Party harmless from and against any loss caused by Lessee's failure to do so.

     5.2 Relocation or Sublease. Upon prior written consent, Lessee may relocate Equipment to any location within the continental United States provided
(i) the Equipment will not be used by an entity exempt from federal income tax,
(ii) all additional costs (including any administrative fees, additional taxes and insurance coverage) are reconciled and promptly paid by Lessee.

     Lessee may sublease the Equipment upon the reasonable consent of the Lessor and the Secured Party. Such consent to sublease will be granted if: (i) Lessee meets the relocation requirements set out above, (ii) the sublease is expressly subject and subordinate to the terms of the Schedule, (iii) Lessee assigns its rights in the sublease to Lessor and the Secured Party as additional collateral and security, (iv) Lessee's obligation to maintain and insure the Equipment is not altered, (v) all financing statements required to continue the Secured Party's prior perfected security interest are filed, and (vi) the sublease is not to a leasing entity affiliated with the manufacturer of the Equipment described on the Schedule. Lessor acknowledges Lessee's right to sublease for a term which extends beyond the expiration of the Initial Term. If Lessee subleases the Equipment for a term extending beyond the expiration of such Initial Term of the applicable Schedule, Lessee will remain obligated upon the expiration of the Initial Term to return such Equipment, or, at Lessor's sole
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discretion to (i) return Like Equipment or (ii) negotiate a mutually acceptable lease extension or purchase. If the parties cannot mutually agree upon the terms of an extension or purchase, the term of the Schedule will extend upon the original terms and conditions until terminated pursuant to Section 2.

     No relocation or sublease will relieve Lessee from any of its obligations under this Master Lease and the relevant Schedule.

     5.3 Assignment by Lessor. The terms and conditions of each Schedule have been fixed by Lessor in order to permit Lessor to sell and/or assign or transfer its interest or grant a security interest in each Schedule and/or the Equipment to a Secured Party or Assignee. In that event, the term Lessor will mean the Assignee and any Secured Party. However, any assignment, sale, or other transfer by Lessor will not relieve Lessor of its obligations to Lessee and will not materially change Lessee's duties or materially increase the burdens or risks imposed on Lessee. The Lessee consents to and will acknowledge such assignments in a written notice given to Lessee. Lessee also agrees that:

     (a) The Secured Party will be entitled to exercise all of Lessor's rights, but will not be obligated to perform any of the obligations of Lessor. The Secured Party will not disturb Lessee's quiet and peaceful possession and unrestricted use of the Equipment so long as Lessee is not in default and the Secured Party continues to receive all Rent payable under the Schedule; and

     (b) Lessee will pay all Rent and all other amounts payable to the Secured Party, despite any defense or claim which it has against Lessor. Lessee reserves its right to have recourse directly against Lessor for any defense or claim;

     (c) Subject to and without impairment of Lessee's leasehold rights in the Equipment, Lessee holds the Equipment for the Secured Party to the extent of the Secured Party's rights in that Equipment.

6.  Net Lease; Taxes and Fees.

     6.1 Net Lease. Each Schedule constitutes a net lease. Lessee's obligation to pay Rent and all other amounts is absolute and unconditional and is not subject to any abatement, reduction, set-off, defense, counterclaim, interruption, deferment or recoupment for any reason whatsoever.

     6.2 Taxes and Fees. Lessee will pay when due or reimburse Lessor for all taxes, fees or any other charges (together with any related interest or penalties not arising from the negligence of Lessor) accrued for or arising during the term of each Schedule against Lessor, Lessee or the Equipment by any governmental authority (except only Federal, state and local taxes on the capital or the net income of Lessor). Lessor will file all personal property tax returns for the Equipment and pay all property taxes due. Lessee will reimburse Lessor for property taxes within thirty (30) days of receipt of an invoice.

7. Care, Use and Maintenance; Attachments and Reconfigurations; and Inspection by Lessor.

    7.1 Care, Use and Maintenance. Lessee will maintain the Equipment in good operating order and appearance, protect the Equipment from deterioration, other than normal wear and tear, and will not use the Equipment for any purpose other than that for which it was designed. If commercially available, Lessee will maintain in force a standard maintenance contract with the manufacturer of the Equipment, or another party acceptable to Lessor, and will provide Lessor with a complete copy of that contract. If Lessee has the Equipment maintained by a party other than the manufacturer, Lessee agrees to pay any costs necessary for the manufacturer to bring the Equipment to the current release, revision and engineering change levels, and to re-certify the Equipment as eligible for manufacturer's maintenance at the expiration of the lease term. The lease term will continue upon the same terms and conditions until recertification has been obtained.

     7.2 Attachments and Reconfigurations. Upon receiving the prior written consent of Lessor, Lessee may reconfigure and install Attachments on the Equipment. In the event of such a Reconfiguration or Attachment, Lessee will, upon return of the Equipment, at its expense, restore the Equipment to the original configuration specified on the Schedule in accordance with the manufacturer's specifications and in the same operating order, repair and appearance as when installed (normal wear and tear excluded). If any parts of the Equipment are removed during a Reconfiguration or Attachment, Lessor may require Lessee to provide additional security, satisfactory to the Lessor, in order to ensure performance of Lessee's obligations set forth in this subsection. Neither Attachments nor parts installed on Equipment in the course of Reconfiguration will be accessions to the Equipment.

     7.3 Inspection by Lessor. Upon request, Lessee, during reasonable business hours and subject to Lessee's security requirements, will make the Equipment and its related log and maintenance records available to Lessor for inspection.

8. Representations and Warranties of Lessee. Lessee hereby represents, warrants and covenants that with respect to the Master Lease and each Schedule executed hereunder:

     (a) The Lessee is a corporation duly organized and validly existing in good standing under the laws of the jurisdiction of its incorporation, is duly qualified to do business in each jurisdiction (including the jurisdiction where the Equipment is, or is to be, located) where its ownership or lease of property or the conduct of its business requires such qualification; and has full corporate power and authority to

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        hold property under the Master Lease and each Schedule and to enter into and perform its obligations under such Lease.

    (b) The execution and delivery by the Lessee of the Master Lease and each Schedule and its performance thereunder have been duly authorized by all necessary corporate action on the part of the Lessee, and the Master Lease and each Schedule are not inconsistent with the Lessee's Certificate of Incorporation or Bylaws, do not contravene any law or governmental rule, regulation or order applicable to it, do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which it is a party or by which it is bound, and the Master Lease and each Schedule constitute legal, valid and binding agreements of the Lessee, enforceable in accordance with their terms.

    (c) There are no actions, suits, proceedings or patent claims pending or, to the knowledge of the Lessee, threatened against or affecting the Lessee in any court or before any governmental commission, board or authority which, if adversely determined, will have a material adverse effect on the ability of the Lessee to perform its obligations under the Master Lease and each Schedule.

    (d) The Equipment is personal property and when subjected to use by the Lessee will not be or become fixtures under applicable law.

    (e) The Lessee has no material liabilities or obligations, absolute or contingent (individually or in the aggregate), except the Liabilities and obligations of the Lessee as set forth in the financial Statements and Liabilities and obligations which have occurred in the ordinary course of business, and which have not been, in any case or in the aggregate, materially adverse to Lessee's ongoing business.

    (f) To the best of the Lessee's knowledge, the Lessee owns, possesses, has access to, or can become Licensed on reasonable terms under all patents, patent applications, trademarks, trade names, inventions, franchises, licenses, permits, computer software and copyrights necessary for the operations of its business as now conducted, with no known infringement of, or conflict with, the rights of others.

    (g) All material contracts, agreements and instruments to which the Lessee is a party are in full force and effect in all material respects, and are valid, binding and enforceable by the Lessee in accordance with their respective terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally, and rules of law concerning equitable remedies.

9.  Delivery and Return of Equipment.

    Lessee hereby assumes the full expense of transportation and in-transit insurance to Lessee's premises and installation thereat of the Equipment. Upon termination (by expiration or otherwise) of each Schedule, Lessee shall, pursuant to Lessor's instructions and at Lessee's full expense (including, without limitation, expense of transportation and in-transit insurance), return the Equipment to Lessor in the same operating order, repair, condition and appearance as when received, less normal depreciation and wear and tear. Lessee shall return the Equipment to Lessor at its address set forth herein or at such other address within the continental United States as directed by Lessor, provided, however, that Lessee's expense shall be limited to the cost of returning the equipment to Lessor's address as set forth herein. During the period subsequent to receipt of a notice under Section 2, Lessor may demonstrate the Equipment's operation in place and Lessee will supply any of its personnel as may reasonably be required to assist in the demonstrations.

10. Labeling.

    Upon request, Lessee will mark the Equipment indicating Lessor's interest. Lessee will keep all Equipment free from any other marking or labeling which might be interpreted as a claim of ownership.

11. Indemnity.

    Lessee will indemnify and hold Lessor, any Assignee and any Secured Party harmless from and against any and all claims, costs, expenses, damages and liabilities, including reasonable Attorneys' fees, arising out of the ownership (for strict liability in tort only), selection, possession, leasing, operation, control, use, maintenance, delivery, return or other disposition of the Equipment. However, Lessee is not responsible to a party indemnified hereunder for any claims, costs, expenses, damages and liabilities occasioned by the negligent acts of such indemnified party. Lessee agrees to carry bodily injury and property damage liability insurance during the term of the Master Lease in amounts and against risks customarily insured against by the Lessee on equipment owned by it. Any amounts received by Lessor under that insurance will be credited against Lessee's obligations under this Section.

12. Rick of Loss.

    Effective upon delivery and until the Equipment is returned, Lessee relieves Lessor of responsibility for all risks of physical damage to or loss or destruction of the Equipment. Lessee will carry casualty insurance for each item of Equipment in an amount not less than the Casualty Value. All policies for such insurance will name the Lessor and any Secured Party as additional insured and as loss payee, and will provide for at least thirty (30) days prior written notice to the Lessor of cancellation or expiration, and will insure Lessor's

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interests regardless of any breach or violation by Lessee of any representation, warranty or condition contained in such policies and will be primarily without right of contribution from any insurance effected by Lessor. Upon the execution of any Schedule, the Lessee will furnish appropriate evidence of such insurance acceptable to Lessor.

     Lessee will promptly repair any damaged item of Equipment unless such Equipment has suffered a Casualty Loss. Within fifteen (15) days of a Casualty Loss, Lessee will provide written notice of that loss to Lessor and Lessee will, at Lessor's option, either, (a) replace the item of Equipment with Like Equipment and marketable title to the Like Equipment will automatically vest in Lessor or (b) pay the Casualty Value and after that payment and the payment of all other amounts due and owing, Lessee's obligation to pay further Rent for the item of Equipment will cease.

13.  Default, Remedies and Mitigation.

     13.1 Default. The occurrence of any one or more of the following Events of Default constitutes a default under a Schedule:

     (a) Lessee's failure to pay Rent or other amounts payable by Lessee when due if that failure continues for five (5) days after written notice; or

     (b) Lessee's failure to perform any other term of condition of the Schedule or the material inaccuracy of any representation or warranty made by the Lessee in the Schedule or in any document or certificate furnished to the Lessor hereunder if that failure or inaccuracy continues for ten (10) days after written notice; or

     (c) An assignment by Lessee for the benefit of its creditors, the failure by Lessee to pay its debts when due, the insolvency of Lessee, the filing by Lessee or the filing against Leessee of any petition under any bankruptcy or insolvency law or for the appointment of a trustee or other officer with similar powers, the adjudication of Lessee as insolvent, the liquidation of Lessee, or the taking of any action for the purpose of the foregoing; or

     (d) The occurrence of an Event of Default under any Schedule or other agreement between Lessee and Lessor or its Assignee or Secured Party.

     13.2 Remedies. Upon the occurrence of any of the above Events of Default, Lessor, at its option may:

     (a) enforce Lessee's performance of the provisions of the applicable Schedule by appropriate court action in law or in equity;

     (b)  recover from Lessee any damages and or expenses, including Default
          Costs;

     (c) with notice and demand, recover all sums due and accelerate and recover the present value of the remaining payment stream of all Rent due under the defaulted Schedule (discounted at the same rate of interest at which such defaulted Schedule was discounted with a Secured Party plus any prepayment fees charged to Lessor by the Secured Party or, if there is no Secured Party, then discounted at 6%) together with all Rent and other amounts currently due as liquidated damages and not as a penalty;

     (d) with notice and process of law and in compliance with Lessee's security requirements, Lessor may enter on Lessee's premises to remove and repossess the Equipment without being liable to Lessee for damages due to the repossession, except those resulting from Lessor's, its assignees', agents' or representatives' negligence; and

     (e)  pursue any other remedy permitted by law or equity.

     The above remedies, in Lessor's discretion and to the extent permitted by law, are cumulative and may be exercised successively or concurrently.

     13.3 Mitigation.  Upon return of the Equipment pursuant to the terms of
Section 13.2, Lessor will use its best efforts in accordance with its normal business procedures (and without obligation to give any priority to such Equipment) to mitigate Lessor's damages as described below. EXCEPT AS SET FORTH IN THIS SECTION, LESSEE HEREBY WAIVES ANY RIGHTS NOW OR HEREAFTER CONFERRED BY STATUTE OR OTHERWISE WHICH MAY REQUIRE LESSOR TO MITIGATE ITS DAMAGES OR MODIFY ANY OF LESSOR'S RIGHTS OR REMEDIES STATED HEREIN. Lessor may sell, lease or otherwise dispose of all or any part of the Equipment at a public or private sale for cash or credit with the privilege of purchasing the Equipment. The proceeds from any sale, lease or other disposition of the Equipment are defined as either:

     (a) if sold or otherwise disposed of, the cash proceeds less the Fair Market Value of the Equipment at the expiration of the Initial Term less the Default Costs; or

     (b) if leased, the present value (discounted at three points over the prime rate as referenced in the Wall Street Journal at the time of the mitigation) of the rentals for a term not to exceed the Initial Term, less the Default Costs.

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     Any proceeds will be applied against liquidated damages and any other sums due to Lessor from Lessee. However, Lessee is liable for, and Lessor may recover, the amount by which the proceeds are less than the Liquidated damages and other sums due to Lessor from Lessee.

14.  Additional Provisions.

     14.1 Board Attendance. Lessor or its duly appointed representative will have the right to attend Lessee's corporate Board of Directors meetings and Lessee will give Lessor reasonable notice in advance of any special Board of Directors meeting, which notice will provide an agenda of the subject matter to be discussed at such board meeting. Lessee will provide Lessor with a certified copy of the minutes of each Board of Directors meeting within thirty (30) days following the date of such meeting during the term of this Lease.

     14.2 Financial Statements. Lessee will provide to Lessor the financial statements specified in this Section, prepared in accordance with generally accepted accounting principals, consistently applied (the "Financial Statements"); provided, however, after the effective date of the initial registration statement covering a pubic offering of Lessee's securities, the term "Financial Statements" will be deemed to refer to only those statement required by the Securities and Exchange Commission, to be provided no less frequently than quarterly. Lessee will provide to Lessor (i) as soon as practicable (within thirty (30) days) after the end of each month, the same information which Lessee provides to its Board of Directors, but which will include not less than a monthly income statement, balance sheet and statement of cash flows, certified by Lessee's Chief Executive or Financial Officer to be true and correct; and (ii) as soon as practicable (and in any event within ninety (90) days) after the end of each fiscal year, audited balance sheets as of the end of such year (consolidated if applicable), and related statements of income or loss, retained earnings or deficit and changes in the financial position and capital structure of Lessee for such year, setting forth in comparative form the corresponding figures for the preceding fiscal year, and accompanied by an audit report and opinion of the independent certified public accountants selected by Lessee. Lessee will promptly furnish to Lessor any additional information (including but not limited to tax returns, income statements, balance sheets, and names of principal creditors) as Lessor reasonably believes necessary to evaluate Lessee's continuing ability to meet financial obligations.

     14.3 Obligation to Lease Additional Equipment. Upon notice to Lessee, Lessor will not be obligated to Lease any Equipment which would have a Commencement Date after said notice if: (i) Lessee is in default under this Master Lease or any Schedule; (ii) Lessee is in default under any loan agreement, the result of which would allow the Lender or any secured party to demand immediate payment of the indebtedness; (iii) there is a material adverse change in Lessee's credit standing; or (iv) Lessor determines (in reasonable good faith) that Lessee will be unable to perform it obligations under this Master Lease.

     14.4 Merger and Sale Provisions. Lessee will notify Lessor of any proposed Merger at least sixty (60) days prior to the closing date. Lessor may, in its discretion, either (i) consent to the assignment of the Master Lease and all relevant Schedules to the successor entity, or (ii) terminate the Master Lease and all relevant Schedules. If Lessor elects to consent to the assignment, Lessee and its successor will sign the assignment documentation provided by Lessor. If Lessor elects to terminate the Master Lease and all relevant Schedules, then Lessee will pay Lessor all amounts then due and owing and a termination fee equal to the present value (discounted at 6%) of the remaining Rent for the balance of the initial Term(s) of all Schedules, and will return the Equipment in accordance with Section 9.

     14.5 Entire Agreement. This Master Lease and associated Schedules supersede all other oral or written agreements or understandings between the parties concerning the Equipment including, for example, purchase orders. ANY AMENDMENT OF THIS MASTER LEASE OR A SCHEDULE, MAY ONLY BE ACCOMPLISHED BY A WRITING SIGNED BY THE PARTY AGAINST WHOM THE AMENDMENT IS SOUGHT TO BE ENFORCED.

     14.6 No Waiver. No action taken by Lessor or Lessee will be deemed to constitute a waiver of compliance with any representation, warranty or covenant contained in this Master Lease or a Schedule. The waiver by Lessor or Lessee of a breach of any provision of this Master Lease or a Schedule will not operate or be construed as a waiver of any subsequent breach.

     14.7 Binding Nature. Each Schedule is binding upon, and inures to the benefit of Lessor and its assigns. LESSEE MAY NOT ASSIGN ITS RIGHTS OR OBLIGATIONS.

     14.8 Survival of Obligations. All agreements, obligations including, but not limited to those arising under Section 6.2, representations and warranties contained in this Master Lease, any Schedule or in any document delivered in connection with those agreements are for the benefit of Lessor and any Assignee or Secured Party and survive the execution, delivery, expiration or termination of this Master Lease.

     14.9 Notices. Any notice, request or other communication to either party by the other will be given in writing and deemed received upon the earlier of actual receipt or three days after mailing if mailed postage prepaid by regular or airmail to Lessor (to the attention of "Lease Administrator") or Lessee, at the address set out in the Schedule or, one day after it is sent by courier or on the same day as sent via facsimile transmission, provided that the original is sent by personal delivery or mail by the receiving party.

     14.10 Applicable Law. THIS MASTER LEASE HAS BEEN, AND EACH SCHEDULE WILL HAVE BEEN MADE, EXECUTED AND DELIVERED IN THE STATE OF ILLINOIS AND WILL BE GOVERNED AND CONSTRUED FOR ALL PURPOSES IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO CONFLICT OF LAW PROVISIONS. NO RIGHTS OR REMEDIES

REFERRED TO IN ARTICLE 2A OF THE UNIFORM COMMERICAL CODE WILL BE CONFERRED ON LESSEE UNLESS EXPRESSLY GRANTED IN THIS MASTER LEASE OR A SCHEDULE.

     14.11 Severability. If any one or more of the provisions of this Master Lease or any Schedule is for any reason held invalid, illegal or unenforceable, the remaining provisions of this Master Lease and any such Schedule will be unimpaired, and the invalid, illegal or unenforceable provision replaced by a mutually acceptable valid, legal and enforceable provision that is closest to the original intention of the parties.

     14.12 Counterparts. This Master Lease and any Schedule may be executed in any number of counterparts, each of which will be deemed an original, but all such counterparts together constitute one and the same instrument. If Lessor grants a security interest in all or any part of a Schedule, the Equipment or sums payable thereunder, only that counterpart Schedule marked "Secured Party's Original" can transfer Lessor's rights and all other counterparts will be marked "Duplicate".

     14.13 Nonspecified Features and Licensed Products. If the Equipment is supplied from Lessor's inventory and contains any features not specified in the Schedule, Lessee grants Lessor the right to remove any such features. Any removal will be performed by the manufacturer or another party acceptable to Lessee, upon the request of Lessor, at a time convenient to Lessee, provided that Lessee will not unreasonably delay the removal of such features.

     Lessee will obtain no title to Licensed Products which will at all times remain the property of the owner of the Licensed Products. A license from the owner may be required and it is Lessee's responsibility to obtain any required license before the use of the Licensed Products. Lessee agrees to treat the Licensed Products as confidential information of the owner, to observe all copyright restrictions, and not to reproduce or sell the Licensed Products.

     14.14 Additional Documents. Lessee will, upon execution of this Master Lease and as may be requested thereafter, provide Lessor with a secretary's certificate of incumbency and authority and any other documents reasonably requested by Lessor. Upon the execution of each Schedule with a purchase price in excess of $1,000,000, Lessee will provide Lessor with an opinion from Lessee's counsel in a form acceptable to Lessor regarding the representations and warranties in Section 8.

     14.15 Electronic Communications. Each of the parties may communicate with the other by electronic means under mutually agreeable terms.

     14.16 Lessor's Right to Match. Lessee's rights under Section 5.2 and 7.2 are subject to Lessor's right to match any sublease or upgrade proposed by a third party. Lessee will provide Lessor with the terms of the third party offer and Lessor will have three (3) business days to match the offer. Lessee will obtain such upgrade from or sublease the Equipment to Lessor if Lessor has timely matched the third party offer.

     14.17 Landlord/Mortgagee Waiver. Lessee agrees to provide Lessor with a Landlord/Mortgagee Waiver with respect to the Equipment. Such waiver shall be in a form satisfactory to Lessor.

     14.18 Equipment Procurement Charges/Progress Payments. Lessee hereby agrees that Lessor shall not, by virtue of its entering into this Lease, be require to remit any payments to any manufacturer or other third party until Lessee accepts the Equipment subject to this Lease.

     14.19  Definitions.

Advance - means the amount due to Lessor by Lessee upon Lessee's execution of
_______
each Schedule.

Assignee - means an entity to whom Lessor has sold or assigned its rights as
________
owner and Lessor of Equipment.

Attachment - means any accessory, equipment or device and the installation
__________
thereof that does not impair the original function or use of the Equipment and is capable of being removed without causing material damage to the Equipment and is not an accession to the Equipment.

Casualty Loss - means the irreparable loss or destruction of Equipment.
_____________

Casualty Value - means the greater of the aggregate Rent remaining to be paid
______________
for the balance of the Lease term or the Fair Market Value of the Equipment immediately prior to the Casualty Loss. However, if a Casualty Value Table is attached to the relevant Schedule its terms will control.

Commencement Certificate - means the Lessor provided certificate which must be
________________________
signed by Lessee within ten (10) days of the Commencement Date as requested by Lessor.

Commencement Date - is defined in each Schedule.
_________________

Default Costs - means reasonable attorney's fees and remarketing costs resulting
_____________
from a Lessee default or Lessor's enforcement of its remedies.

Equipment - means the property described on a Schedule and any replacement for
_________
that property required or permitted by this Master Lease or a Schedule not including any Attachment.

Event of Default - means the events described in Subsection 13.1
- ----------------

Fair Market Value - means the aggregate amount which would be obtainable in an
- -----------------
arm's-length transaction between an informed and willing buyer/user and an informed and willing seller under no compulsion to sell.

Initial Term - means the period of time beginning on the first day of the first
- ------------
full Rent Interval following the Commencement Date for all items of Equipment and continuing for the number of Rent Intervals indicated on a Schedule.

Installation Date - means the day on which Equipment is installed and qualified
- -----------------
for a commercially available manufactuer's standard maintenance contract or warranty coverage, if available.

Interim Rent - means the pro-rata portion of Rent due for the period from the
- ------------
Commencement Date through but not including the first full Rent Interval included in the Initial Term.

Licensed Products - means any software or other Licensed product attached to the
- -----------------
Equipment.

Like Equipment - means replacement Equipment which is lien free and of the same
- --------------
model, type, configuration and manufacture as Equipment.

Like Part - means a substituted part which is lien free and of the same
- ---------
manufacturer and part number as the removed part, and which when installed on the Equipment will be eligible for maintenance coverage with the manufacturer of the Equipment.

Merger - means any consolidation or merger of the Lessee with or into any other
- ------
corporation or entity, any sale or conveyance of all or substantially all of the assets of the Lessee to any other person or entity or any stock acquisition of the Lessee by any other person or entity.

Notice Period - means the time period described in a Schedule during which
- -------------
Lessee may give Lessor notice of the termination of the term of that Schedule.

Overdue Rate - means the lesser of five percent (5%) of the payment due or the
- ------------
maximum rate permitted by the law of the state where the Equipment is located.

Owner - means the owner of the Equipment.
- -----

Reconfiguration - means any change to Equipment that would upgrade or downgrade
- ---------------
the performance capabilities of the Equipment in any way.

Rent - means the rent, including Interim Rent, Lessee will pay for each item of
- ----
Equipment expressed in a Schedule either as a specific amount equal to the amount which Lessor pays for an item of Equipment multiplied by a lease rate factor plus all other amounts due to Lessor under this Master Lease or a Schedule.

Rent Interval - means a full calendar month or quarter as indicated on a
- -------------
Schedule.

Schedule - means an Equipment Schedule which incorporates all of the terms and
- --------
conditions of this Master Lease and, for purposes of Section 14.12, its associated Commencement Certificate(s).

Secured Party - means an entity to whom Lessor has granted a security interest in a Schedule and related Equipment for the purpose of securing a loan.

     IN WITNESS WHEREOF, the parties hereto have executed this Master Lease on or as of the Day and year first above written.

CUBIST PHARMACEUTICALS, INC.                  COMDISCO, INC.
as Lessee                                     as Lessor


By: [SIGNATURE APPEARS HERE]                  By: [SIGNATURE APPEARS HERE]
    -----------------------------------           ------------------------------

Title: PRESIDENT                              Title: [TITLE APPEARS HERE]
       --------------------------------              ---------------------------

                                   EXHIBIT A

                          (MULTIPLE QUARTER DELIVERY)

SCHEDULE NO. VL-1                       DATED AS OF August 30, 1993
             ----                                   ---------------
TO MASTER LEASE AGREEMENT DATED AS OF August 30, 1993 ("MASTER LEASE")
                                      ---------------
LESSEE:    CUBIST PHARMACEUTICALS, INC.          LESSOR: COMDISCO, INC.

Admin. Contact/Phone No.:                        Address for all Notices:
- ------------------------                         -----------------------
Mr. Tom Shea
Director of Finance
(617) 576-1999 (x203)                            6111 North River Road
                                                 Rosemont, Illinois 60018
                                                 Attn: Capital Equipment Lease
                                                      Administration
Address for Notices:
- -------------------
24 Emily Street
Cambridge, MA   02139
Attn.: Tom Shea

Central Billing Location:                        PAYING AGENT:
- ------------------------                         ------------
Same as Above
                                                 Comdisco, Inc.
                                                 P.O. Box 91744
Attn.:                                           Chicago, Illinois 60693

Lessee Reference No.:__________________
                     (24 digits maximum)

Location of Equipment:                           Initial Term:  48 months
- ---------------------                            ------------   ---------

                                                 Lease Rate Factor: 2.52%
Attn.:                                           -----------------  ----

EQUIPMENT (as defined below):                    Advance: $32,760.00
                                                 -------  ----------

Item                            Machine Type/                   Serial
No.     Qty.      Manufacturer     Feature      Description     Number     Rent
- ----    ---       ------------  ------------    -----------     ------     ----

Equipment specifically approved by Lessor (including instrumentation, production, manufacturing and test equipment, computers, office furniture, and laboratory benches and hoods), which shall be delivered to and accepted by Lessee during the period October 12, 1993 through October 12, 1994, for which Lessor receives vendor invoices approved for payment, up to an aggregate purchase price of $1,300,000.00; not including upgrades thereto and further excluding custom use equipment, leasehold improvements, installation costs and delivery costs, rolling stock, special tooling, custom equipment, "stand-alone" software, application software bundled into computer hardware, hand held items, molds and fungible items. In no event shall any furniture exceed $130,000.00 of Lessor's aggregate cost hereunder. In no event shall any lab benches and hoods exceed $130,000.00 of Lessor's aggregate cost hereunder.

1. Notice Period: Not less than one hundred and twenty (120) days nor more than twelve (12) months prior to the expiration of the lease term.

2.  Equipment Purchase

          Lessee acknowledges that it has either received or approved Lessor's purchase documentation for the Equipment. The aggregate purchase price referred to on the face of this Schedule shall include all Equipment purchased by Lessor, consisting of amount financed under Sections (i), (ii) and (iii) below.

          (i) New Equipment. Lessor will purchase new Equipment which is specifically approved by Lessor.

          (ii) Sale-Leaseback Equipment. Any in place Equipment installed at Lessee's site and to which Lessee has clear title and ownership may be considered by Lessor for inclusion under this Lease (the "Sale-Leaseback Transaction"). Any request for a Sale-Leaseback Transaction must be submitted to Lessor in writing (along with accompanying evidence of Lessee's Equipment ownership satisfactory to Lessor for all Equipment submitted) no later than November 12, 1993*. Lessor will not perform a Sale-Leaseback Transaction for any request or accompanying Equipment ownership documents which arrive after the date marked above by an asterisk (*). Further, any sale-leaseback Equipment will be placed on lease subject to: (1) Lessor prior approval of the Equipment; and
               (2) if approved, at Lessor's actual net appraised Equipment value pursuant to the schedule below:

                                                      PERCENT OF ORIGINAL
                                                      MANUFACTURER'S NET
               ORIGINAL EQUIPMENT MANUFACTURER'S      EQUIPMENT COST PAID BY
                          SHIP DATE                        LESSOR
               ---------------------------------      ----------------------
               Between 8/13/93 and 11/12/93                100%

               Between 6/13/93 and  8/12/93                 80%

               Between 3/13/93 and  6/12/93                 70%

               Between 12/13/92 and 3/12/93                 65%

               Between 9/13/92 and 12/12/92                 60%

          (iii)Used Equipment. Lessor will purchase "used" Equipment which is obtained from a third party by Lessee for its use subject to: (1) Lessor's prior approval of the Equipment; and (2) at Lessor's appraised value for such used Equipment.

3.  Commencement Date

        The Commencement Date for each item of Equipment will be its Installation Date. Lessee agrees to confirm the Commencement Date by providing Lessor with Invoices containing the Equipment location, description, serial number and cost, the Installation Date and Lessee's signature. Lessor will summarize all invoices and or IAFs (Installation Advise Forms for IBM Equipment) received in the same calender quarter into a Commencement Certificate in the form attached to this Schedule as Exhibit 1 and the Initial Term will begin the first day of the calender quarter thereafter. Each Commencement Certificate will incorporate the terms and conditions of the Master Lease and this Schedule andwill constitute a separate Schedule. Notwithstanding the foregoing, if the Equipment pertains to Sale-Leaseback Equipment, the Commencement Date will be the date Lessor tenders the purchase price for the Equipment.

4.  Option to Extend

        So long as no Event of Default shall have occurred and be continuing, Lessee will have the right to extend the Initial Term of this Schedule for a period of one (1) year by giving Lessor at (least one hundred and twenty (120) days written notice prior to the expiration of the Initial Term. In such event, the rent to be paid during said extended period shall be mutually agreed upon and if the parties cannot mutually agree, then the Lease shall continue in full force and effect pursuant to the existing terms and conditions until terminated in accordance with its terms. This Schedule will continue in effect following said extended period until terminated by either party upon not less than one hundred and twenty (120) days prior written notice, which notice shall be effective as of the Rent Interval next following receipt.

5.      Purchase Option

        So long as no Event of Default has occurred and is continuing hereunder, and upon written notice no earlier than twelve (12) months and no later than one hundred and twenty (120) days prior to the expiration of the Initial Term, Lessee will have the option at the expiration of the Initial Term of this Schedule to purchase all, but not less than all, of the Equipment listed herein for a purchase price and upon terms and conditions to be mutually agreed upon by the parties following Lessee's written notice, plus any taxes applicable at time of purchase. Said purchase price shall be paid to Lessor at least thirty (30) days before the expiration date of the Initial Term. Title to the Equipment shall automatically pass to Lessee upon payment in full of the purchase price but, in no event, earlier than the expiration of the fixed Initial Term. If the parties are unable to agree on the purchase price or the terms and conditions with respect to said purchase, then the Lease with respect to this Equipment shall remain in full force and effect. It is agreed and understood that Lessor is retaining a purchase money security interest in the Equipment listed herein and this Schedule shall constitute a Security Agreement under the Uniform Commercial Code of the state in which the Equipment is located. Lessor and Lessee agree that for purposes of this paragraph, any licensed software will not be considered part of the Equipment.

6.  Special Terms

Notwithstanding anything in the Master Lease to the contrary, the terms and conditions of the Master Lease Agreement, as they pertain to this Schedule and to the equipment lease of any Equipment pursuant to this Schedule and the Master Lease Agreement, are hereby modified and amended as follows:

(a)     Section 4.2, "Warranty and Disclaimer of Warranties"
                     ---------------------------------------

        In line 2 before the word "default", insert the word "material".

     In line 4 after the word "Equipment", add the following:

     "; provided that if the manufacturer shall not permit the Lessor to assign any of such warranties, the Lessor shall use its best efforts to confer upon the Lessee all of the benefits of such warranties to the same extent as if the Lessor had made an assignment of such warranties to the Lessee."

     To the end of this Section add the following:

     "Lessor hereby assigns during the term of this Schedule, or any extension thereof, any and all rights granted to Lessor under Section 6 of the Purchase Leaseback Agreement."

(b)  Section 5.1, "Title"
                  -------

     In line 2 after the words "Secured Party", add the following:

     "; provided, however, that nothing in this sentence shall limit or diminish Lessee's rights under this Master Lease and each Schedule, or Lessee's leasehold interest in and to the Equipment".

     In line 5, before the words "at its expense" insert the words "not grant any security interest in and to the Equipment in and to the Equipment, and will".


     In the parenthetical phrase in line 6, insert "(i)" before the word "(any)", and after the word "Lessor", add the following:

     "or any creditors of the Owner, the Lessor, any Assignee and/or any Second Party, (ii) liens and encumbrances for taxes, assessments or governmental charges or levies, not due and delinquent, and/or (iii) other liens not caused by Lessee".

     Also in line 6, delete the word "Owner" and replace with the word "or", and delete the words "and Secured Party" and insert the words ", as the case may be,".

(c)  Section 5.2, "Relocation or Sublease"
                  ------------------------

     In line 1 after the word "consent", add the words "of the Lessor (which shall not be unreasonably withheld)".

     In line 1 of the second paragraph, delete the word "reasonable", and after the word "Party", add the words "(which shall not be unreasonably withheld)"; in Line 9 after the word "Schedule," add the words "then (unless otherwise agreed by the Lessor and the Lessee)"; in Line 11 after the word "discretion", add a comma; in Line 12 after the word "If", add the words "pursuant to, and in accordance with, the provisions of the immediately preceding sentence,".

     To the beginning of the third paragraph, add the words "Unless otherwise agreed to by the Lessor and the Lessee,".

(d)  Section 5.3,  "Assignment by Lessor"
                   ----------------------

     In line 3 of subsection (a) after the words "so long as", delete the remainder of the sentence and replace with the words "an Event of Default shall not have occurred and is then continuing; and".

     To the beginning of subsection (b), add the words "At the written request of the Secured Party and the Lessor,"; in Line 1 after the word "payable", add the word "hereunder".

     To the end of this Section, add the following:

     "Notwithstanding anything contained herein to the contrary, (i) no assignment of this Lease or grant of a security interest with respect thereto shall relieve Lessor of its obligations to service this Lease in accordance with the terms of this Schedule and the Master Lease Agreement and (ii) any Assignee of this Schedule shall agree to become bound by the terms and conditions of this Schedule and the Master Lease Agreement as it pertains to this Schedule."

(e)  Section 7.1, "Care, Use and Maintenance"
                  --------------------------

     In line 4 before the word "acceptable", insert the word "reasonably"; in line 6 after the word "manufacturer", add the words "or any authorized manufacturer's representative", and after the word "pay", add the words ", at the expiration of the Lease term"; in line 8, delete the words "at the expiration of the Lease term".

(f)  Section 7.2, "Attachments and Reconfigurations"
                  ----------------------------------

     In line 1 after the word "Lessor", add the parenthetical "(which shall not be unreasonably withheld)".

(g)  Section 8,  "Representations and Warranties of Lessee"
                 ------------------------------------------
     In line 5 of subsection (b) insert the word "material" before the words "provision", "default" and "indenture"; to the end of this same subsection, add the following: "; except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law."

(h)  Section 9,  "Delivery and Return of Equipment"
                 ----------------------------------

     In the last sentence after the words "Section 2," add the words "during the period commencing on the date of receipt of the notice under Section 2 and ending on the business day immediately preceding the date of the termination of the Lease Term".

     To the end of this Section, add the following:

     "No such demonstrations shall interfere with Lessee's normal business procedures."
                                      10

(i)   Section 11, "Indemnity"
                  -----------

      In Line 2 after the word "fees," delete the rest of the sentence and replace with the following:

      "incurred by the Lessor or such Assignee, as the case may be, or such Secured Party and arising out of (i) the possession, leasing, operation, control, use, maintenance, delivery, return or other disposition of the Equipment by Lessee or (ii) any strict liability in tort of the Lessor or such Assignee, as the case may be, or such Secured Party, solely on account of its ownership of the Equipment."

      To the end of this Section, add the following paragraph:

      "Lessor will indemnify and hold Lessee harmless from and against any and all claims, costs, expenses, damages and liabilities, including reasonable attorneys' fees, arising from personal injury or property damages caused by the negligent acts of Lessor or its agents."

(j)   Section 12, "Risk of Loss"
                  --------------

      To the end of the first sentence in the second paragraph, add the words "or Lessee elects to pay the Casualty Value for any such damaged item of Equipment."

      In Line 3 of the second paragraph delete the word "Lessor's" and replace with the word "Lessee's", and after the word "option", add the parenthetical "(or, if an Event of Default shall have occurred and is continuing, at the option of the Lessor)"; In Line 5 after the word "amounts", add the words ", if any, then", and after the word "owing", add the word "hereunder".


(k)   Section 13.1, "Default"
                    ---------

      In Line 3 of subsection (b), delete the words "ten (10)" and replace with the words "fifteen (15)"; to the end of this subsection, add the following:

      "Unless such default cannot be cured within fifteen (15) days and Lessee is diligently attempting to clear up the default, then Lessee shall have up to a maximum of sixty (60) days to cure."

      In Line 4 of subsection (c) after the word "powers", add the parenthetical "(which, in the case of any such petition filed against the Lessee, shall not have been dismissed within sixty (60) days after the filing thereof)".

(l) To the end of subsection (d), add the words ", If such an Event of Default continues beyond any applicable cure period."

(m)   Section 13.3, "Mitigation"
                    ------------

       In Line 2 of subsection (a) after the words "Initial Term", add the words "or any extension thereof".

(n)   Section 14.1, "Board Attendance"
                    ------------------

      Delete this section entirely and replace with the following:

      Within thirty (30) days following a meeting of the Board of Directors, Lessee shall provide Lessor with a summary of the minutes of said meeting. If an Event of Default occurs and is continuing on the part of Lessee, then Lessor shall have the right to appoint a representative to attend meetings of Lessee's Board of Directors, which representative shall be entitled to advance notice of all such meetings."

(o)   Section 14.2, "Financial Statements"
                    ----------------------

      Delete the last sentence in its entirety.

(p)   Section 14.3, "Obligation to Lease Additional Equipment"
                    ------------------------------------------

      In Line 2, delete subsection (i) and replace with the following:

      "(i) an Event of Default under this Master Lease or any Schedule shall have occurred and is continuing;"

(q)   Section 14.4, "Merger and Sale Provisions"
                    ----------------------------

      In Line 2 before the word "discretion", add the word "reasonable"; in Line 6, delete the words "all amounts then due and owing and"; in Line 7 after the word "Schedules", add the words "and all other amounts then due and owing hereunder".

(r)   Section 14.7, "Binding Nature"
                    ----------------

      Delete this Section in its entirety and replace with the following:

      "This Master Lease and each Schedule are binding upon, and inure to the benefit of, Lessor, its successors and assigns. LESSEE MAY NOT ASSIGN ITS RIGHTS OR OBLIGATIONS HEREUNDER WITHOUT THE LESSOR'S PRIOR WRITTEN CONSENT (WHICH SHALL NOT BE UNREASONABLY WITHHELD)."

(s)   Section 14.8, "Survival of Obligations"
                    -------------------------

      In line 1, insert a comma before the word "including" and after the word "to"; in Line 3 after the Word "Lessor", delete the word "and" and replace with the word "or"; and after the word "Assignee", delete the word "or" and replace with the words "and any"; in Line 4, add the words "for a period of two (2) years" to the end of the sentence.

(t)   Section 14.14, "Additional Documents"
                     ----------------------

      In Line 4 before the word "acceptable", insert the word "reasonably".

(u)     Section 14.17, "Landlord/Mortgagee Waiver"
                       ---------------------------

        In line 2 before the word "satisfactory", insert the word "reasonably".

(v)     Section 14.19, "Definitions"
                       -------------

        To the end of the definition "Assignee", add the words "pursuant to, and in accordance with, the provisions of Section 5.3 hereof."

        In Line 1 of the definition "Casualty Value" after the words "greater of", insert the words "the present value (discounted at five percent (5%)"; in Line 2 after the words "Casualty Loss", add the words ", less the aggregate amount of any insurance proceeds actually received by Lessor."

        In Line 1 of the definition of "Default Costs" after the word "from", delete the words "a Lessee default" and replace with the words "an Event of Default".

        To the end of the definition of "Secured Party", add the words "pursuant to and in accordance with, the provisions of Section 5.3 hereof."

Master Lease: This Schedule is issued pursuant to the Master Lease identified on page 1 of this Schedule. All of the terms and conditions of the Master Lease are incorporated in and made a part of this Schedule as if they were expressly set forth in this Schedule. The parties hereby reaffirm all of the terms and conditions of the Master Lease (including, without limitation, the representations and warranties set forth in Section 8) except as modified herein by this Schedule. This Schedule may not be amended or rescinded except by a writing signed by both parties.

        CUBIST PHARMACEUTICALS, INC.            COMDISCO, INC.
        as Lessee                               as Lessor

        By: [SIGNATURE APPEARS HERE]            By: [SIGNATURE APPEARS HERE]
           ----------------------------            ---------------------------

        Title: President                        Title: [TITLE APPEARS HERE]
              -------------------------               ------------------------

        Date: 10-21-93                          Date: 11-1-93
             --------------------------              -------------------------

                                   EXHIBIT 1
                           COMMENCEMENT CERTIFICATE
                           ------------------------

     This Certificate dated ______________ is executed pursuant to Schedule no. VL-1 to the Master Lease Agreement dated between Comdisco, Inc. ("Lessor") and Cubist Pharmaceuticals, Inc. ("Lessee"). All of the terms, conditions, representations and warranties of the Master Lease and Schedule No. are incorporated herein and made a part hereof and this Commencement Certificate constitutes a Schedule for the Equipment described below.

1.   Equipment:
     ---------

                        Equipment
     Qty      Mfgr      Type/Model          Serial #          Location
     ---      ----      ----------          --------          --------

     (See attached Invoices)


2.   Installation Date:       (See attached Invoices)
     ------------------

3.   Initial Term Starts on:
     -----------------------

4.   Total Equipment Cost:
     ---------------------

5.   Rent:
     -----

6.   Representations of Lessee:
     --------------------------

     Each item of Equipment has been delivered to the location indicated above, tested, inspected, found to be in good working order and accepted by the Lessee on its Installation Date.

                                   EXHIBIT A

                          (MULTIPLE QUARTER DELIVERY)

SCHEDULE NO. VL-2                            DATED AS OF November 28,1994
             ----                                        ----------------

TO MASTER LEASE AGREEMENT DATED AS OF August 30, 1993  ("MASTER LEASE")
                                     -----------------

LESSEE:      CUBIST PHARMACEUTICALS, INC.          LESSOR:  COMDISCO, INC.

Admin.Contact/Phone No.:                           Address for all Notices:
- ------------------------                           ------------------------
Mr. Tom Shea
Director of Finance
(617) 576-1999 (x203)                              6111 North River Road
                                                   Rosemont, Illinois 60018
                                                   Attn.: Capital Equipment
                                                        Lease Administration
Address for Notices:
- --------------------
24 Emily Street
Cambridge, MA  02139
Attn.:  Tom Shea

Central Billing Location:                          Paying Agent:
- -------------------------                          -------------
Same as Above
                                                   Comdisco, Inc.
                                                   P.O. box 91744
Attn.:                                             Chicago, Illinois  60693


Lessee Reference No.: -----------------
                      (24 digits maximum)

Location of Equipment:                             Initial Term:    48 months
- ----------------------                             ------------    ----------


                                                   Lease Rate Factor:  2.515%
                                                   -----------------   ------

Attn.:

EQUIPMENT (as defined below):                      Advance:  $ 15,090.00
                                                   --------  -----------

Item                            Machine Type/                  Serial
No.     Qty.     Manufacturer      Feature      Description    Number    Rent
- ----    ----     ------------   -------------   -----------    ------    ----

     Contingency:

     This transaction is wholly contingent upon Lessee's successful completion of their Series C Preferred Stock equity financing.

     Equipment specifically approved by Lessor (including instrumentation, production, manufacturing and test equipment, computers, office furniture, and laboratory benches and hoods), which shall be delivered to and accepted by Lessee during the period January 9, 1995 through January 9, 1996, for which Lessor receives vendor invoices approved for payment, up to an aggregate purchase price of $600,000.00; not including upgrades thereto and further excluding custom use equipment, leasehold improvements, installation costs and delivery costs, rolling stock, special tooling, custom equipment, "stand alone" software, application software bundled into computer hardware, hand held items, molds and fungible items. In no event shall any lab benches and hoods exceed $60,000.00 of Lessor's aggregate cost hereunder.

1. Notice Period: Not less than one hundred and twenty (120) days nor more than twelve (12) months prior to the expiration of the lease term.

2. Equipment Purchase

          Lessee acknowledges that it has either received or approved Lessor's purchase documentation for the Equipment. The aggregate purchase price referred to on the face of this Schedule shall include all Equipment purchased by Lessor, consisting of amounts financed under Sections (i), (ii) and (iii) below.

          (i) New Equipment. Lessor will purchase new Equipment which is specifically approved by Lessor.

          (ii) Sale-Leaseback Equipment. Any in-place Equipment installed at Lessee's site and to which Lessee has clear title and ownership may be considered by Lessor for inclusion under this Lease (the "Sale-Leaseback Transaction"). Any request for a Sale-Leaseback Transaction must be submitted to Lessor in writing (along with accompanying evidence of Lessee's Equipment ownership satisfactory to Lessor for all Equipment submitted) no later than February 9, 1995 *. Lessor will not perform a Sale-Leaseback Transaction for any request or accompanying Equipment ownership documents which arrive after the date marked above by an asterisk (*). Further, any sale-Leaseback Equipment will be placed on Lease subject to: (1) Lessor prior approval of the Equipment; and (2) if approved, at Lessor's actual net appraised Equipment value pursuant to the schedule below:

                                                       PERCENT OF ORIGINAL
                ORIGINAL EQUIPMENT                     MANUFACTURER'S NET
                MANUFACTURER'S                         EQUIPMENT COST PAID
                SHIP DATE                               COST PAID BY LESSOR
                ------------------                     -------------------

                Between 11/10/94 and 2/9/95                   100%

                Between 9/10/94 and 11/9/94                    80%

                Between 6/10/94 and 9/9/94                     70%

                Between 3/10/94 and 6/9/94                     65%

                Between 12/10/93 and 3/9/94                    60%


          (iii) Used Equipment. Lessor will purchase "used" Equipment which is obtained from a third party by Lessee for its use subject to: (1) Lessor's prior approval of the Equipment; and (2) at Lessor's appraised value for such used Equipment.

3. Commencement Date

       The Commencement Date for each item of Equipment will be its Installation Date. Lessee agrees to confirm the Commencement Date by providing Lessor with Invoices containing the Equipment location, description, serial number and cost, the Installation Date and Lessee's signature. Lessor will summarize all Invoices and/or IAFs (Installation Advise Forms for IBM Equipment) received in the same calendar quarter into a Commencement Certificate in the form attached to this Schedule as Exhibit 1 and the Initial Term will begin the first day of the calendar quarter thereafter. Each Commencement Certificate will incorporate the terms and conditions of the Master Lease and this Schedule and will constitute a separate Schedule. Notwithstanding the foregoing, if the Equipment pertains to Sale-Leaseback Equipment, the Commencement Date will be the date Lessor tenders the purchase price for the Equipment.

4. Option to Extend

        So long as no Event of Default shall have occurred and be continuing, Lessee will have the right to extend the Initial Term of this Schedule for a period of one (1) year by giving Lessor at least one hundred and twenty (120) days written notice prior to the expiration of the Initial Term. In such event, the rent to be paid during said extended period shall be mutually agreed upon and if the parties cannot mutually agree, then the Lease shall continue in full force and effect pursuant to the existing terms and conditions until terminated in accordance with its terms. This Schedule will continue in effect following said extended period until terminated by either party upon not less than one hundred and twenty (120) days prior written notice, which notice shall be effective as of the Rent Interval next following receipt.

5. Purchase Option

        So long as no Event of Default has occurred and is continuing hereunder, and upon written notice no earlier than twelve (12) months and no later than one hundred and twenty (120) days prior to the expiration of the Initial Term, Lessee will have the option at the expiration of the Initial Term of this Schedule to purchase all, but not less than all, of the Equipment listed herein for a purchase price and upon terms and conditions to be mutually agreed upon by the parties following Lessee's written notice, plus any taxes applicable at time of purchase. Said purchase price shall be paid to Lessor at least thirty (30) days before the expiration date of the Initial Term. Title to the Equipment shall automatically pass to Lessee upon payment in full of the purchase price but, in no event, earlier than the expiration of the fixed Initial Term. If the parties are unable to agree on the purchase price or the terms and conditions with respect to said purchase, then the Lease with respect to this Equipment shall remain in full force and effect. It is agreed and understood that Lessor is retaining a purchase money security interest in the Equipment listed herein and this Schedule shall constitute a Security Agreement under the Uniform Commercial Code of the state in which the Equipment is located. Lessor and Lessee agree that for purposes of this paragraph, any licensed software will not be considered part of the Equipment.

6.      Special Terms

Notwithstanding anything in the Master Lease to the contrary, the terms and conditions of the Master Lease Agreement, as they pertain to this Schedule and to the equipment lease of any Equipment pursuant to this Schedule and the Master Lease Agreement, are hereby modified and amended as follows:

(a)     Section 4.2, "Warranty and Disclaimer of Warranties"
                     ----------------------------------------

        In line 2 before the word "default", insert the word "material".

                In line 4 after the word "Equipment", add the following:

                "; provided that if the manufacturer shall not permit the Lessor to assign any of such warranties, the Lessor shall use its best efforts to confer upon the Lessee alL the benefits of such warranties to the same extent as if the Lessor had made an assignment of such warranties to the Lessee."

                To the end of this Section add the following:

                "Lessor hereby assigns during the term of this Schedule, or any extension thereof, any and all rights granted to Lessor under
                Section 6 of the Purchase Leaseback Agreement."

        (b)     Section 5.1, "Title"
                             -------

                In line 2 after the words "Secured Party", add the following:

                "; provided, however, that nothing in this sentence shall limit or diminish Lessee's rights under this Master Lease and each Schedule, or Lessee's leasehold interest in and to the Equipment".

                In line 5, before the words "at its expense" insert the words "not grant any security interest in and to the Equipment, and will".

                In the parenthetical phrase in line 6, insert "(i)" before the word "any", and after the word "Lessor", add the following:

                "or any creditors of the Owner, the Lessor; any Assignee and/or any second Party, (ii) liens and encumbrances for taxes, assessments or governmental charges or Levies, not due and delinquent, and/or (iii) other liens not caused by Lessee".

                Also in line 6, delete the word "Owner" and replace with the word "or", and delete the words "and Secured Party" and insert the words ", as the case may be,".

        (c)     Section 5.2, "Relocation or Sublease"
                             ------------------------

                In line .1 after the word "consent", add the words "of the Lessor (which shall not be unreasonably withheld)".

                In line 1 of the second paragraph, delete the word "reasonable", and after the word "Party", add the words "(which shall not be unreasonably withheld)"; in line 9 after the word "Schedule," add the words "then (unless otherwise agreed by the Lessor and the Lessee)"; in line 11 after the word "discretion", add a comma; in line 12 after the word "If", add the words "pursuant to, and in accordance with, the provisions of the immediately preceding sentence,".

                To the beginning of the third paragraph, add the words "Unless otherwise agreed to by the Lessor and the Lessee,".

        (d)     Section 5.3, "Assignment by Lessor"
                             ----------------------

                  In line 3 of subsection (a) after the words "so long as",
                delete the remainder of the sentence and replace with the words "an Event of Default shall not have occurred and is then continuing; and".

                To the beginning of subsection (b), add the words "At the written request of the Secured Party and the Lessor,"; in line 1 after the word "payable", add the word "hereunder".

                To the end of this Section, add the following:

                "Notwithstanding anything contained herein to the contrary, (i) no assignment of this Lease or grant of a security interest with respect thereto shall relieve Lessor of its obligations to service this Lease in accordance with the terms of this Schedule and the Master Lease Agreement and (ii) any Assignee of this Schedule shall agree to become bound by the terms and conditions of this Schedule and the Master Lease Agreement as it pertains to this Schedule."


        (e)     Section 7.1, "Care, Use and Maintenance"
                             ---------------------------

                In line 4 before the word "acceptable", insert the word "reasonably"; in line 6 after the word "manufacturer", add the words "or any authorized manufacturer's representative", and after the word "pay", add the words ", at the expiration of the Lease term"; in line 8, delete the words "at the expiration of the Lease term".


        (f)     Section 7.2, "Attachments and Reconfigurations"
                             ----------------------------------

                In line 1 after the word "Lessor", add the parenthetical "(which shall not be unreasonably withheld)".

        (g)     Section 8, "Representations and Warranties of Lessee"
                           -----------------------------------------

                In line 5 of subsection (b) insert the word "material" before the words "provision", "default" and "indenture"; to the end of this same subsection, add the following:

                "; except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law."

        (h)     Section 9, "Delivery and Return of Equipment"
                           ----------------------------------

                In the last sentence after the words "Section 2," add the words "during the period commencing on the date of receipt of the notice under Section 2 and ending on the business day immediately preceding the date of the termination of the Lease Term".

     To the end of this Section, add the following:

     "No such demonstrations shall interfere with Lessee's normal business procedures."

(i)  Section 11, "Indemnity"
                 -----------

     In line 2 after the word "fees," delete the rest of the sentence and replace with the following:

     "incurred by the Lessor or such Assignee, as the case may be, or such Secured Party and arising out of (i) the possession, leasing, operation, control, use, maintenance, delivery, return or other disposition of the Equipment by Lessee or (ii) any strict liability in tort of the Lessor or such Assignee, as the case may be, or such Secured Party, solely on account of its ownership of the Equipment."

     To the end of this Section, add the following paragraph:

     "Lessor will indemnify and hold Lessee harmless from and against any and all claims, costs, expenses, damages and liabilities, including reasonable attorneys' fees, arising from personal injury or property damages caused by the negligent acts of Lessor or its agents."

(j)  Section 12, "Risk of Loss"
                 --------------

     To the end of the first sentence in the second paragraph, add the words "or Lessee elects to pay the Casualty Value for any such damaged item of Equipment."

     In line 3 of the second paragraph delete the word "Lessor's" and replace with the word "Lessee's", and after the word "option", add the parenthetical "(or, if an Event of Default shall have occurred and is continuing, at the option of the Lessor)"; in line 5 after the word "amounts", add the words ", if any then", and after the word "owing", add the word "hereunder".

(k)  Section 13.1, "Default"
                   ---------

     In line 3 of subsection (b), delete the words "ten (10)" and replace with the words "fifteen (15)"; to the end of this subsection , add the following:

     "unless such default cannot be cured within fifteen (15) days and Lessee is diligently attempting to clear up the default, then Lessee shall have up to a maximum of sixty (60) days to cure."

     In line 4 of subsection (c) after the word "powers", add the parenthetical "(which, in the case of any such petition filed against the Lessee, shall not have been dismissed within sixty (60) days after the filing thereof)".

(l) To the end of subsection (d), add the words ", if such an Event of Default continues beyond any applicable cure period."

(m)  Section 13.3, "Mitigation"
                   ------------

     In line 2 of subsection (a) after the words "Initial Term", add the words "or any extension thereof".

(n)  Section 14.1, "Board Attendance"
                   ------------------

     Delete this section entirely and replace with the following:

     Within thirty (30) days following a meeting of the Board of Directors, Lessee shall provide Lessor with a summary of the minutes of said meeting. If an Event of Default occurs and is continuing on the part of Lessee, then Lessor shall have the right to appoint a representative to attend meetings of Lessee's Board of Directors, which representative shall be entitled to advance notice of all such meetings."

(o)  Section 14.2, "Financial Statements"
                   ----------------------

     Delete the last sentence in its entirety.

(p)  Section 14.3, "Obligation to Lease Additional Equipment"
                   ------------------------------------------

     In line 2, delete subsection (i) and replace with the following:

     "(i) an Event of Default under this Master Lease or any Schedule shall have occurred and is continuing;".

(q)  Section 14.4, "Merger and Sale Provisions"
                   ----------------------------

     In line 2 before the word "discretion", add the word "reasonable"; in line 6, delete the words "all amounts then due and owing and";
     in line 7 after the word "Schedules", add the words "and all other amounts then due and owing hereunder".

(r)  Section 14.7, "Binding Nature"
                   ----------------

     Delete this section in its entirety and replace with the following:

     "This Master lease and each Schedule are binding upon, and inure to the benefit of, Lessor, its successors and assigns. LESSEE MAY NOT ASSIGN ITS RIGHTS OR OBLIGATIONS HEREUNDER WITHOUT THE LESSOR'S WRITTEN CONSENT (WHICH SHALL NOT BE UNREASONABLY WITHHELD)."

(s)  Section 14.8, "Survival of Obligations"
                   -------------------------

     In line 1, insert a comma before the word "including" and after the word "to"; in line 3 after the Word "Lessor", delete the word "and" and replace with the word "or"; and after the word "Assignee", delete the word "or" and replace with the words "and any"; in line 4, add the words "for a period of two (2) years" to the end of the sentence.

(t)  Section 14.14, "Additional Documents"
                    ----------------------

     In line 4 before the word "acceptable", insert the word "reasonably".

(u)  Section 14.17, "Landlord/Mortgagee Waiver"
                    ---------------------------

     In line 2 before the word "satisfactory", insert the word "reasonably".

(v)  Section 14.19, "Definitions"
                    -------------

     To the end of the definition "Assignee", add the words "pursuant to, and in accordance with, the provisions of Section 5.3 hereof."


     In line 1 of the definition "Casualty Value" after the words "greater of", insert the words "the present value (discounted at five percent (5%)"; in line 2 after the words "Casualty Loss", add the words", less the aggregate amount of any insurance proceeds "actually received by Lessor."

     In line 1 of the definition of "Default Costs" after the word "from", delete the words "a Lessee default" and replace with the words "an Event of Default".

     To the end of the definition of "Secured Party", add the words "pursuant to, and in accordance with, the provisions of the Section 5.3 hereof."

Master Lease: This Schedule is issued pursuant to the Master Lease identified on page 1 of this Schedule. All of the terms and conditions of the Master Lease are incorporated in and made a part of this Schedule as if they were expressly set forth in this Schedule. The parties hereby reaffirm all of the terms and conditions of the Master Lease (including, without limitation, the representations and warranties set forth in Section 8) except as modified herein by this Schedule. This Schedule may not be amended or rescinded except by a writing signed by both parties.

     CUBIST PHARMACEUTICALS, INC.               COMDISCO, INC.
     as Lessee                                  as Lessor

     By: SIGNATURE APPEARS HERE                 By: SIGNATURE APPEARS HERE
        -------------------------------            ---------------------------

     Title:  DIRECTOR OF FINANCE                Title: POSITION
           ----------------------------               ------------------------

     Date:  12/5/94                             Date:               2/7/95
          -----------------------------              -------------------------

DRS; 11/29/94

                                   EXHIBIT 1

                           COMMENCEMENT CERTIFICATE
                           ------------------------

        This Certificate dated _______________ is executed pursuant to Schedule No. VL-2 to the Master Lease Agreement dated between Comdisco, Inc. ("Lessor") and Cubist Pharmaceuticals, Inc. ("Lessee"). All of the terms, conditions, representations and warranties of the Master Lease and Schedule No. are incorporated herein and made a part hereof and this Commencement Certificate constitutes a Schedule for the Equipment described below.

1.      Equipment:
        ---------
                        Equipment
        Qty     Mfgr    Type/Model      Serial #        Location
        ---     ----    ----------      --------        --------

        (See attached invoices)



2.      Installation Date:  (See attached invoices)
        -----------------

3.      Initial Term Starts on:
        ----------------------

4.      Total Equipment Cost:
        --------------------

5.      Rent:
        ----

6.      Representations of Lessee:
        -------------------------

        Each item of Equipment has been delivered to the location indicated above, tested, inspected, found to be in good working order and accepted by the Lessee on its Installation Date.

                                   EXHIBIT A

                          (MULTIPLE QUARTER DELIVERY)

SCHEDULE NO. VL-3                       DATED AS OF  February 26, 1996
             ----                                   -------------------

TO MASTER LEASE AGREEMENT DATED AS OF  August 30, 1993 ("MASTER LEASE")
                                      -----------------

LESSEE:     CUBIST PHARMACEUTICALS, INC.         LESSOR:   COMDISCO, INC.

Admin. Contact/Phone No.:                        Address for all Notices:
- ------------------------                         -----------------------
Mr. Tom Shea
Director of Finance
(617) 576-1999 (x203)                            6111 North River Road
                                                 Rosemont, Illinois 60018
                                                 Attn: Capital Equipment Lease
                                                      Administration

Address for Notices:
- -------------------
24 Emily Street
Cambridge, MA 02139
Attn:  Tom Shea

Central Billing Location:                        PAYING AGENT:
- ------------------------                         ------------
Same as above
                                                 Comdisco, Inc.
                                                 P.O. Box 91744
Attn.:                                           Chicago, Illinois 60693

Lessee Reference No.: ______________________
                             (24 digits maximum)

Location of Equipment:                           Initial Term:  48 months
- ---------------------                            ------------  ----------

                                                 Lease Rate Factor:  2.538%
                                                 -----------------  -------
Attn.:

EQUIPMENT (as defined below):                    Advance:  Part I: $  12,690.00
                                                 -------            -----------
                                                 Less Commitment Deposit
                                                                    -  5,000.00
                                                 Net Part I Advance: $ 7,690.00
                                                                      ---------
                                                          Part II: $   2,538.00
                                                                      ---------

Item                           Machine Type/                Serial
No.      Qty.   Manufacturer      Feature     Description   Number     Rent
- ----     ----   ------------   -------------  -----------   ------     ----

      Equipment specifically approved by Lessor, which shall be delivered to and accepted by Lessee during the period April 8, 1996 through April 8, 1997, for which Lessor receives vendor invoices approved for payment, up to an aggregate purchase price of $500,000.00 ("Part I"). During such period, Lessee shall have the option to request from Lessor an additional $100,000.00 of lease financing subject to a review of Lessee by Lessor ("Part II"). The Lease financing provided by Lessor hereby shall not include upgrades to any equipment and shall further exclude custom use equipment, leasehold improvements, installation costs and delivery costs, rolling stock, special tooling, custom equipment, "stand-alone" software, application software bundled into computer hardware, hand held items, molds and fungible items.

1. Notice Period: Not less than one hundred and twenty (120) days nor more than twelve (12) months prior to the expiration of the lease term.

2.   Equipment Purchase

     Lessee acknowledges that it has either received or approved Lessor's purchase documentation for the Equipment. The aggregate purchase price referred to on the face of this Schedule shall include all Equipment purchased by Lessor, consisting of amounts financed under Section (i), (ii) and (iii) below.

     (i) NEW EQUIPMENT. Lessor will purchase new Equipment which is specifically approved by Lessor.

     (ii) SALE-LEASEBACK EQUIPMENT. Any in-place Equipment installed at Lessee's site and to which Lessee has clear title and ownership may be considered by Lessor for inclusion under this Lease (the "Sale-Leaseback Transaction"). Any request for a Sale-Leaseback Transaction must be submitted to Lessor in writing (along with accompanying evidence of Lessee's Equipment ownership satisfactory to Lessor for all Equipment submitted) no later than May 8, 1996*. Lessor will not perform a Sale-Leaseback Transaction for any request or accompanying Equipment ownership document which arrive after the date market above by an asterisk (*). Further, any sale-leaseback Equipment will be placed on lease subject to; (1) Lessor prior approval of the Equipment; and (2) if approved, at Lessor's actual net appraised Equipment value pursuant to the schedule below:


                ORIGINAL EQUIPMENT MANUFACTURER'S    PERCENT OF ORIGINAL MANUFACTURER'S
                           SHIP DATE                  NET EQUIPMENT COST PAID BY LESSOR
                _________________________________    __________________________________
                Between 2/9/96 and 3/8/96                      100%
                Between 12/9/95 and 2/8/96                      80%
                Between 9/9/95 and 12/8/95                      70%
                Between 6/9/95 and 9/8/95                       65%
                Between 3/9/95 and 6/8/95                       60%

     (iii) USED EQUIPMENT. Lessor will purchase "used" Equipment which is obtained from a third party by Lessee for its use subject to:
              (1) Lessor's prior approval of the Equipment; and (2) at Lessor's appraised value for such used Equipment.

3.   Commencement Date

     The Commencement Date for each item of Equipment will be its Installation Date. Lessee agrees to confirm the Commencement Date by providing Lessor with Invoices containing the Equipment location, description, serial number and cost, the Installation Date and Lessor's signature. Lessor will summarize all Invoices and/or IAFs (Installation Advise Forms for IRM Equipment) received in the same calendar quarter into Commencement Certificate in the form attached to this Schedule as Exhibit 1 and the Initial Term will begin in the first day of the calendar quarter thereafter. Each Commencement Certificate will incorporate the terms and conditions of the Master Lease and this Schedule and will constitute a separate Schedule. Notwithstanding the foregoing, if the Equipment pertains to Sale-Leaseback Equipment, the Commencement Date will be the date Lessor tenders the purchase price for the Equipment.

4.   Option to Extend

     So long as no Event of Default shall have occurred and be continuing, Lessee will have the right to extend the Initial Term of this Schedule for a period of one (1) year by giving Lessor at least one hundred and twenty (120) days written notice prior to the expiration of the Initial Term. In such event, the rent to be paid during said extended period shall be mutually agreed upon and if the parities cannot mutually agree, then the Lease shall continue in full force and effect pursuant to the existing terms and conditions until terminated in accordance with its terms. This schedule will continue in effect following said extended period until terminated by either party upon not less than one hundred and twenty (120) days prior written notice, which notice shall be effective as of the Rent Interval next following receipt.

5.   Purchase Option

     So long as no Event of Default has occurred and is continuing hereunder, and upon written notice no earlier that twelve (12) months and no later than one hundred and twenty (120) days prior to the expiration of the Initial Term, Lessee will have the option at the expiration of the Initial Term of this Schedule to purchase all, but not less than all, or the Equipment listed herein for a purchase price and upon terms and conditions to be mutually agreed upon by the parties following Lessee's written notice, plus any taxes applicable at time of purchase. Said purchase price shall be paid to Lessor at least thirty (30) days before the expiration date of the Initial Term. Title to the Equipment shall automatically pass to Lessee upon payment in full of the purchase price of the terms and conditions with respect to said purchase, then the Lease with respect to this Equipment shall remain in full force and effect. It is agreed and understood that Lessor is retaining a purchase money security interest in the Equipment listed herein and this schedule shall constitute a Security Agreement under the Uniform Commerical Code of the state in which the Equipment is located. Lessor and Lessee agree that for purposes of this paragraph, any licensed software will not be considered part of the Equipment.

6.   Special Terms

     Notwithstanding anything in the Master Lease to the contrary, the terms and conditions of the Master Lease Agreement, as they pertain to this Schedule and to the equipment lease of any Equipment pursuant to this Schedule and the Master Lease Agreement, are hereby modified and amended as follows:

(a)  Section 4.2  "Warranty and Disclaimer of Warranties"
                  _______________________________________

     In line 2 before the word "default", insert the word "material".

     In line 4 after the word "Equipment", add the following:

     "; provided that if the manufacturer shall not permit the Lessor to assign any of such warranties, the Lessor shall use its best efforts to confer upon the Lessee all of the benefits of such warranties to the same extent as if the Lessor had made an assignment of such warranties to the Lessee."

     To the end of this Section add the following:

     "Lessor hereby assigns during the term of this Schedule, or any extension thereof, any and all rights granted to Lessor under Section 8 of the Purchase Leaseback Agreement."

(b)  Section 5.1, "Title"
                   -----

     In line 2 after the words "Secured Party", add the following:

     "; provided, however, that nothing in this sentence shall limit or diminish Lessee's rights under this master Lease and each Schedule, or Lessee's leasehold interest in and to the Equipment".

     In line 5, before the words "at its expense" insert the words "not grant any security interest in and to the Equipment, and will".

     In the parenthetical phrase in line 6, insert "(i)" before the word "any", and after the word "Lessor", add the following:

     "or any creditors of the Owner, the Lessor, any Assignee and/or any Secured Party, (ii) liens and encumbrances for taxes, assessments or governmental charges or levies, not due and delinquent, and/or (iii) other liens not caused by Lessee".

     Also in line 6, delete the word "Owner" and replace with the word "or", and delete the words "and Secured Party" and insert the words ", as the case may be,".

(c)  Section 5.2, "Relocation or Sublease"
                  ------------------------

     In line 1 after the word "consent", add the words "of the Lessor (which shall not be unreasonably withheld)".

     In line 1 of the second paragraph, delete the word "reasonable", and after the word "Party", add the words "(which shall not be unreasonably withheld)"; in line 9 after the word "Schedule," add the words "then (unless otherwise agreed by the Lessor and the Lessee)"; in line 11 after the word "discretion", add a comma; in line 12 after the word "If", add the words "pursuant to, and in accordance with, the provisions of the immediately preceding sentence,".

     To the beginning of the third paragraph, add the words "Unless otherwise agreed to by the Lessor and the Lessee,".

(d)  Section 5.3, "Assignment by Lessor"
                  ----------------------

     In line 3 of subsection (a) after the words "so long as", delete the remainder of the sentence and replace with the words "an Event of Default shall not have occurred and is then continuing; and".

     To the beginning of subsection (b), add the words "At the written request of the Secured Party and the Lessor,"; in line 1 after the word "payable", add the word "hereunder".

     To the end of this Section, add the following:

     "Notwithstanding anything contained herein to the contrary, (i) an assignment of this lease or grant of a security interest with respect thereto shall relieve Lessor of its obligations to service this Lease in accordance with the terms of this Schedule and the Master Lease Agreement and (ii) any Assignee of this Schedule shall agree to become bound by the terms and conditions of this Schedule and the Master Lease Agreement as it pertains to this Schedule."

(e)  Section 7.1, "Care, Use and Maintenance"
                  ---------------------------

     In line 4 before the word "acceptable", insert the word "reasonably"; in line 6 after the word "manufacturer", add the words "or any authorized manufacturer's representative", and after the word "pay", add the words ", at the expiration of the Lease term"; in line 6, delete the words "at the expiration of the Lease term".

(f)  Section 7.2, "Attachments and Reconfigurations"
                  ----------------------------------

     In line 1 after the word "Lessor", add the parenthetical "(which shall not be unreasonably withheld)".

(g)  Section 8, "Representations and Warranties of Lessee"
                ------------------------------------------

     In Line 5 of subsection (b) insert the word "material" before the words "provision", "default" and "indenture"; to the end of this same subsection, add the following:

     "; except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law."

(h)  Section 9, "Delivery and Return of Equipment"
                ----------------------------------

     In the last sentence after the word "Section 2," add the words "during the period commencing on the date of receipt of the notice under Section 2 and ending on the business day immediately preceding the date of the termination of the Lease Term".

     "No such demonstrations shall interfere with Lessee's normal business procedures."

(i)  Section 11, "Indemnity"
                 -----------

     In line 2 after the word "fees," delete the rest of the sentence and replace with the following:

     "incurred by the Lessor or such Assignee, as the case may be, or such Secured Party and arising out of (i) the possession, leasing, operation, control, use, maintenance, delivery, return of other disposition of the Equipment by Lessee or (ii) any strict liability in tort of the Lessor or such Assignee, as the case may be, or such Secured Party, solely on account of its ownership of the Equipment."

     To the end of this Section, add the following paragraph:

     "Lessor will indemnify and hold Lessee harmless from and against any and all claims, costs, expenses, damages and liabilities, including reasonable attorneys' fees, arising from personal injury or property damages caused by the negligent acts of Lessor or its agents."

(j)  Section 12, "Risk of Loss"
                 --------------

     To the end of the first sentence in the second paragraph, add the words "or Lessee elects to pay the Casualty Value for any such damaged item of Equipment."

     In line 3 of the second paragraph the word "Lessor's" and replace with the word "Lessee's", and after the word "option", add the parenthetical "(or, if an Event of Default shall have occurred and is continuing, at the option of the Lessor"; in line 5 after the word "amounts", add the words ", if any, then", and after the word "owing", add the word "hereunder".

(k)  Section 13.1, "Default"
                   ---------

     In line 3 of subsection (b), delete the words "ten (10)" and replace with the words "fifteen (15)"; to the end of this subsection, add the following:

     "unless such default cannot be cured within fifteen (15) days and Lessee is diligently attempting to clear up the default, then Lessee shall have up to a maximum of sixty (60) days to cure."

     In line 4 of subsection (c) after the word "powers", add the parenthetical "(which, in the case of any such petition filed against the Lessee, shall not have been dismissed within sixty (60) days after the filing thereof)".

(l) To the end of subsection (d), add the words ", if such an Event of Default continues beyond any applicable cure period."

(m)  Section 13.3, "Mitigation".
                   -------------

     In line 2 of subsection (a) after the words "Initial Term", add the words "or any extension thereof".

(n)  Section 14.1, "Board Attendance"
                   ------------------

     Delete this section entirely and replace with the following:

     Within thirty (30) days following a meeting of the Board of Directors, Lessee shall provide Lessor with a summary of the minutes of said meeting. If an Event of Default occurs and is continuing on the part of Lessee, then Lessor shall have the right to appoint a representative to attend meetings of Lessee's Board of Directors, which representative shall be entitled to advance notice of all such meetings."

(o)  Section 14.2, "Financial Statements"
                    ---------------------

     Delete the last sentence in its entirety.

(p)  Section 14.3, "Obligation to Lease Additional Equipment"
                   ------------------------------------------

     In line 2, delete subsection (i) and replace with the following:

     "(i) and Event of Default under this Master Lease or any Schedule shall have occurred and is continuing;".

(q)  Section 14.4, "Merger and Sale Provisions"
                   ----------------------------

     In line 2 before the word "discretion", add the word "reasonable"; in line 6, delete the words "all amounts then due and owing and"; in line 7 after the word "Schedules", add the words "and all other amounts then due and owing hereunder".

(r)  Section 14.7, "Binding Nature"
                   ----------------

     Delete this section in its entirety and replace with the following:

     "This Master Lease and each Schedule are binding upon, and inure to the benefit of, Lessor, its successors and assigns. LESSEE MAY NOT ASSIGN ITS RIGHTS OR OBLIGATIONS HEREUNDER WITHOUT THE LESSOR'S PRIOR WRITTEN CONSENT (WHICH SHALL NOT BE UNREASONABLY WITHHELD)."

(s)  Section 14.8,  "Survival of Obligations"
                    --------------------------

     In line 1, insert a comma before the word "including" and after the word "to"; in line 3 after the word "Lessor", delete the word "and" and replace with the word "or"; and after the word "Assignee", delete the word "or" and replace with the words "and any"; in line 4, add the words
     "for a period of two (2) years"  to the end of the sentence.

(t)  Section 14.14, "Additional Documents"
                    ----------------------

     In line 4 before the word "acceptable", insert the word "reasonably".

(u)  Section 14.17, "Landlord/Mortgagee Waiver"
                    ---------------------------

     In line 2 before the word "satisfactory", insert the word "reasonably".

(v)  Section 14.19, "Definitions"
                    -------------

     To the end of the definition "Assignee", add the words "pursuant to, and in accordance with, the provisions of Section 5.3 hereof."

     In line 1 of the definition "Casualty Value" after the words "greater of", insert the words "the present value (discounted at five percent (5%)"; in line 2 after the words "Casualty Loss", add the words ", less the aggregate amount of any insurance proceeds; actually received by Lessor."

     In line 1 of the definition of "Default Costs" after the word "from", delete the words "a Lessee default" and replace with the words "an Event of Default".

     To the end of the definition of "Secured Party", add the words "pursuant" to, and in accordance with, the provisions of Section 5.3 hereof."

(w)  Part II Advance Rent
     --------------------

     Notwithstanding anything herein to the contrary, Advance Rent under
     Part II hereof shall be due and payable at such time as Lessor makes
     Part II funding available to Lessee. Lessor shall not be obligated to fund until the Advance Rent is paid.

Master Lease: This Schedule is issued pursuant to the Master Lease identified on page 1 of this Schedule. All of the terms and conditions of the Master Lease are incorporated in and made a part of this Schedule as if they were expressly set forth in this Schedule. The parties hereby reaffirm all of the terms and conditions of the Master Lease (including, without limitation, the representations and warranties set forth in Section 8) except as modified herein by this Schedule. This Schedule may not be amended or rescinded except by a writing signed by both parties.

   CUBIST PHARMACEUTICALS, INC.                 COMDISCO, INC.
   as Lessee                                    as Lessor

   By: /s/ Signature                            By: /s/ James P. Labe
      -------------------------------              -----------------------
   Title: Director of Finance & Administration  Title: James P. Labe, President
          ---------------------------                 --------------------
   Date:       4/4/96                           Date: Venture Lease Division
        -----------------------------                ---------------------

                                   EXHIBIT 1

                           COMMENCEMENT CERTIFICATE
                           ------------------------

        This Certificate dated ____________________ is executed pursuant to Schedule No. VL-3 to the Master Lease Agreement dated between Comdisco, Inc. ("Lessor") and Cubist Pharmaceuticals, Inc. ("Lessee"). All of the terms, conditions, representations and warranties of the Master Lease and Schedule No. are incorporated herein and made a part hereof and this Commencement Certificate constitutes a Schedule for the Equipment described below.

1.      Equipment:
        ---------

                       Equipment
        Qty    Mfgr    Type/Model      Serial #     Location
        ---    ----    ----------      --------     --------

        (See attached Invoices)


2.      Installation Date:       (See attached Invoices)
        -----------------

3.      Initial Term Starts on:
        ----------------------

4.      Total Equipment Cost:
        --------------------

5.      Rent:
        ----

6.      Representations of Lessee:
        -------------------------

        Each item of Equipment has been delivered to the location indicated above, tested, inspected, found to be in good working order and accepted by the Lessee on its Installation Date.